UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2012

BRANDYWINE REALTY TRUST

BRANDYWINE OPERATING PARTNERSHIP, L.P.

(Exact Name Of Registrant As Specified In Charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352
Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 East Lancaster Avenue, Suite 100, Radnor, Pennsylvania 19087

(Address of principal executive offices)

(610) 325-5600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

The information about the amendment to the Amended and Restated Agreement of Limited Partnership of Brandywine Operating Partnership, L.P. (the “Operating Partnership”) and the issuance by the Operating Partnership of its Series E–Linked Preferred Mirror Units under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03	Material Modifications to Rights of Security Holders.

On April 6, 2012, Brandywine Realty Trust (the “Company”) filed with the State Department of Assessments and Taxation of Maryland, Articles Supplementary (the “Articles Supplementary”) to the Company’s Declaration of Trust, as amended and supplemented (the “Declaration of Trust”), classifying and designating up to 4,600,000 of the Company’s authorized preferred shares of beneficial interest, par value $0.01 per share, as 6.90% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share and liquidation preference $25 per share (the “Series E Preferred Shares”). A copy of the Articles Supplementary was filed as Exhibit 3.1.10 to the Company’s registration statement on Form 8-A, filed on April 6, 2012, and is incorporated herein by reference.

As set forth in the Articles Supplementary, the Series E Preferred Shares rank (a) senior to the Company’s common shares and to all preferred shares or other equity securities ranking junior to the Series E Preferred Shares, (b) on a parity with the Company’s outstanding 7.50% Series C Cumulative Redeemable Preferred Shares, 7.375% Series D Cumulative Redeemable Preferred Shares and other classes or series of the Company’s shares ranking on a parity with the Series E Preferred Shares and (c) junior to all preferred shares or other equity securities ranking senior to the Series E Preferred Shares, in the case of each of clauses (a), (b) and (c), as to distribution rights and rights upon liquidation, dissolution or winding up of the Company. Unless and until converted, any convertible debt securities that the Company may issue are not considered to be equity securities for these purposes. The Series E Preferred Shares rank junior to all of the Company’s existing and future indebtedness.

Holders of the Series E Preferred Shares, when, as and if authorized by the Board of Trustees of the Company, are entitled to receive cumulative cash distributions on the Series E Preferred Shares at the rate of 6.90% per annum of the $25.00 per share liquidation preference (equivalent to $1.725 per annum per Series E Preferred Share). Distributions on the Series E Preferred Shares will be payable quarterly in arrears on or about January 15, April 15, July 15 and October 15 of each year. The first distribution on the Series E Preferred Shares will be paid on or about July 15, 2012 and will be in the amount of $0.4504 per share. In addition to other preferential rights, the holders of Series E Preferred Shares are entitled to receive the liquidation preference of $25.00 per share, plus any accumulated and unpaid distributions to, but not including the payment date (whether or not declared), before any payments are made to the holders of common shares or any other class or series of shares ranking junior to the Series E Preferred Shares as to liquidation rights, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company.

Generally, the Company may not redeem the Series E Preferred Shares until April 11, 2017. On and after April 11, 2017, the Company may, at its option, redeem the Series E Preferred Shares, in whole or in part, at any time at a redemption price of $25.00 per share, plus any accumulated and unpaid distributions thereon to, but not including the redemption date.

In connection with a “Change of Control” (as defined below), the Company may, at its option, redeem the Series E Preferred Shares, in whole or in part, no later than 120 days after the first date on which such Change of Control occurs, at a redemption price of $25.00 per share, plus any accumulated and unpaid distributions to, but not including the redemption date. Upon the occurrence of a Change of Control, each holder of Series E Preferred Shares will have the right, unless prior to the Change of Control Conversion Date (as defined below), the Company has provided or provides notice of exercise of its redemption rights with respect to the Series E Preferred Shares (whether pursuant to its optional redemption right or special optional redemption right), to convert some or all of the Series E Preferred Shares held by such holder on the Change of Control Conversion Date (the “Change of Control Conversion Right”) into a number of the Company’s common shares per Series E Preferred Share to be converted equal to the lesser of:

•

the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accumulated and unpaid distributions to, but not including the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series E Preferred Share distribution payment and prior to the corresponding Series E Preferred Share distribution payment date, in which case no additional amount for such accumulated and unpaid distribution will be included in this sum) by (ii) the Common Share Price (as defined below); and

•	4.3215 (the “Share Cap”), subject to certain adjustments;

subject, in each case, to an aggregate cap on the total number of common shares issuable upon exercise of the Change of Control Conversion Right and to provisions for the receipt of alternative consideration as described in the Articles Supplementary.

If the Company has provided or provides a redemption notice (whether pursuant to the Company’s special optional redemption right or the Company’s optional redemption right) prior to the Change of Control Conversion Date in connection with a Change of Control holders of Series E Preferred Shares will not have any right to convert the Series E Preferred Shares in connection with the Change of Control Conversion Right, and any Series E Preferred Shares subsequently selected for redemption that have been tendered for conversion will be redeemed on the related redemption date instead of converted on the Change of Control Conversion Date.

A “Change of Control” means that the following events have occurred and are continuing:

•

the acquisition by any “person” or “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in elections of trustees (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the passage of time or occurrence of a subsequent condition), and

•

following the closing of any transaction referred to in the bullet point above, neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts (“ADRs”) representing such securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE Amex Equities or the NASDAQ Stock Market or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE Amex Equities or the NASDAQ Stock Market.

The “Change of Control Conversion Date” will be the date the Series E Preferred Shares are to be converted, which will be a business day that is no fewer than 20 days nor more than 35 days after the date on which the Company provides the notice of occurrence of a Change of Control to the holders of Series E Preferred Shares.

The “Common Share Price” will be: (i) the amount of cash consideration per common share, if the consideration to be received in the Change of Control by the holders of the Company’s common shares is solely cash; and (ii) the average of the closing prices for the Company’s common shares on the NYSE for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the consideration to be received in the Change of Control by the holders of the Company’s common shares is other than solely cash.

The entire terms, conditions and preferences of the Series E Preferred Shares are set forth in the Articles Supplementary incorporated by reference in this Current Report on Form 8-K.

On April 11, 2012, the Company, as general partner of the Operating Partnership, executed an amendment (the “Partnership Agreement Amendment”) to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership. The Partnership Agreement Amendment establishes a series of preferred units (the “Series E-Linked Preferred Mirror Units”) of the Operating Partnership having designations, preferences and other rights such that the economic interests attributable to the Series E-Linked Preferred Mirror Units are substantially the same as the economic rights of the Series E Preferred Shares described above. At the closing of the sale by the Company of 4,000,000 of its Series E Preferred Shares on April 11, 2012, the Company contributed the net proceeds from such sale to the Operating Partnership in exchange for 4,000,000 Series E-Linked Preferred Mirror Units.

The Company granted the underwriters a 30-day option to purchase up to an additional 600,000 Series E Preferred Shares pursuant to the Underwriting Agreement and the related Pricing Agreement that were filed as Exhibit 1.1 and Exhibit 1.2, respectively, to the Company’s Current Report on Form 8-K filed on April 4, 2012. If and to the extent that the Company issues additional Series E Preferred Shares upon exercise of the option granted to the underwriters, then the Company will contribute the net proceeds from such additional issuances to the Operating Partnership in exchange for a number of Series E-Linked Preferred Mirror Units equal to the number of Series E Preferred Shares so issued. The foregoing description of the Partnership Agreement Amendment is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

The information about the Partnership Agreement Amendment under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On April 11, 2012, the Company issued a press release announcing that it has closed its public offering of 4,000,000 Series E Preferred Shares. A copy of the press release announcing the closing of the Company’s offering of the Series E Preferred Shares is furnished as Exhibit 99.1 hereto.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

3.1	Articles Supplementary to Declaration of Trust of Brandywine Realty Trust classifying and designating Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share and liquidation preference $25 per share, of Brandywine Realty Trust (previously filed as an exhibit to Brandywine Realty Trust’s Form 8-A dated April 6, 2012 and incorporated herein by reference).

3.2	Seventeenth Amendment to Amended and Restated Agreement of Limited Partnership of Brandywine Operating Partnership, L.P. dated as of April 11, 2012.*

4.1	Form of 6.90% Series E Cumulative Redeemable Preferred Shares Certificate (previously filed as an exhibit to Brandywine Realty Trust’s Form 8-A dated April 6, 2012 and incorporated herein by reference).

4.2	Form of Series E-Linked Preferred Mirror Units.*

99.1	Closing Press Release dated April 11, 2012.*

*	Filed herewith.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANDYWINE REALTY TRUST

Date: April 11, 2012	By:	/s/ Howard M. Sipzner
	Name:	Howard M. Sipzner
	Title:	Executive Vice President, Chief Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

Date: April 11, 2012	By:	Brandywine Realty Trust, general partner

	By:	/s/ Howard M. Sipzner
	Name:	Howard M. Sipzner
	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles Supplementary to Declaration of Trust of Brandywine Realty Trust classifying and designating Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share and liquidation preference $25 per share, of Brandywine Realty Trust (previously filed as an exhibit to Brandywine Realty Trust’s Form 8-A dated April 6, 2012 and incorporated herein by reference).

3.2	Seventeenth Amendment to Amended and Restated Agreement of Limited Partnership of Brandywine Operating Partnership, L.P. dated as of April 11, 2012.*

4.1	Form of 6.90% Series E Cumulative Redeemable Preferred Shares Certificate (previously filed as an exhibit to Brandywine Realty Trust’s Form 8-A dated April 6, 2012 and incorporated herein by reference).

4.2	Form of Series E-Linked Preferred Mirror Units.*

99.1	Closing Press Release dated April 11, 2012*

*	Filed herewith.